Prospectus supplement dated August 21, 2020
to the following prospectus(es):
Monument Advisor prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1.	The Investment Portfolio Operating Expenses section is deleted and replaced with the following:
Investment Portfolio Operating Expenses
The next table provides the minimum and maximum total operating expenses, as of December 31, 2019, charged by the Investment Portfolios that you may pay periodically during the life of the contract. More detail concerning each underlying Investment Portfolio’s fees and expenses is contained in the prospectus for each Investment Portfolio.
	Minimum	Maximum
Total Investment Portfolio operating expenses
Expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses for the period ended December 31, 2019.
Current and future total operating expenses of the Investment Portfolios could be higher or lower than those shown in the table.	Gross: 0.11%	Gross: 9.20%
The minimum and maximum Investment Portfolio fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Investment Portfolios. Therefore, actual expenses could be lower. Refer to the Investment Portfolio prospectuses for specific expense information. Additionally, the minimum and maximum underlying mutual fund operating expenses indicated above do not reflect the assessment of the Low Cost Fund Platform Fee, which is assessed by Us on certain Sub-account allocations. The Low Cost Fund Platform Fee may increase the cost of investing in certain Investment Portfolios beyond the minimum and maximum Investment Portfolio operating expenses reflected in the above table.
2.	The Examples of Fees and Expenses section is deleted and replaced with the following:
Examples of Fees and Expenses
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Subscription Fee, ROP Enhanced Death Benefit Rider Fee, and Investment Portfolio fees and expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Because there are no charges upon surrender or annuitization, your costs will be the same for the time periods shown whether you surrender, annuitize or continue to own the Contract. The Example does not reflect the assessment of the Low Cost Fund Platform Fee, which, if reflected, would result in higher expenses. For a description of the Low Cost Fund Platform Fee, see "Expenses – Low Cost Fund Platform Fee." The Subscription Fee for every Contract, regardless of size, is $240 annually, i.e. $20 per month. For this example, we used $20.00 per month as the Subscription Fee, but converted it to an asset based charge based on the average Contract size as of the previous December 31. This conversion causes the Subscription Fee in the example below to be less than $240 annually. We also used .30% for the ROP Enhanced Death Benefit Rider Fee (if elected). Although your actual costs may be higher or lower, based on these assumptions and those that follow, your costs would be:
Highest cost example using maximum charges:
PROS-2020-184

(1)	Assuming Contract charges and gross maximum Investment Portfolio operating expenses and you have purchased the ROP Enhanced Death Benefit Rider:

1 year	3 years	5 years	10 years
$973.93	$2,789.95	$4,443.38	$7,957.93
(2)	Assuming Contract charges and gross minimum Investment Portfolio operating expenses and you have purchased the ROP Enhanced Death Benefit Rider:

1 year	3 years	5 years	10 years
$64.93	$203.69	$355.24	$798.12
(3)	Assuming Contract charges and gross maximum Investment Portfolio operating expenses:

1 year	3 years	5 years	10 years
$928.18	$2,667.00	$4,260.11	7,683.01
(4)	Assuming Contract charges and gross minimum Investment Portfolio operating expenses:

1 year	3 years	5 years	10 years
$19.18	$60.34	$105.55	$239.03
PROS-2020-184
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